Exhibit 99.3

Unaudited Pro Forma Condensed Combined Financial Information

Unaudited Pro Forma Information

The following presents certain unaudited pro forma condensed combined statements of operations for the quarter-to-date periods ending March 31, 2024, June 30, 2024 and September 30, 2024 and the year-to-date period ending December 31, 2024. The pro forma financial information is based upon the combined historical financial statements of Alaska Air Group, Inc., ("Air Group") and Hawaiian Holdings, Inc., (“Hawaiian”), after giving effect to Air Group’s purchase of all the issued and outstanding shares of Hawaiian by means of a merger (the “Merger”). For the quarter-to-date period ended September 30, 2024, the Hawaiian column reflects results prior to the consummation of the merger, comprising the period of July 1, 2024 to September 17, 2024. The combined pro forma information includes adjustments in accordance with Article 11 of Regulation S-X to illustrate the effects of the merger as if it had occurred on January 1, 2023, the beginning of the earliest period presented.
Management believes pro forma combined operating results for prior periods are useful for the purpose of comparing our actual or expected future operating results, as it provides a relevant baseline for identifying trends in the overall operating performance of our business. Management also believes the recalculation of certain operating statistics, unit metrics and certain non-GAAP measures on a pro forma basis to be useful in review of operating results.
"Other Adjustments" in the unaudited pro forma combined statements of operations reflect the preliminary allocation of the purchase price to the acquired assets and liabilities based upon estimates of fair values. These adjustments are provisional and subject to further adjustment up to September 18, 2025 as additional information becomes available, additional analyses are performed and as warranted by changes in current conditions and future expectations. Differences between these preliminary estimates and the final acquisition accounting will occur and these differences could have a material impact on the unaudited pro forma condensed combined financial information and the Combined Company’s future results of operations. Differences from previously filed pro forma information reflects the impact of permissible measurement period adjustments and certain immaterial line item reclassifications to better conform presentation.

The unaudited pro forma condensed combined financial information is presented for informational purposes only. Such information is not necessarily indicative of the operating results or financial position that actually would have been achieved if the Merger had been consummated on the dates indicated or that the Combined Company may achieve in future periods. Specifically, the unaudited pro forma condensed combined financial information does not include any projected synergies expected to be achieved as a result of the Merger or any associated costs that may be incurred to achieve any projected synergies. The unaudited pro forma condensed combined financial information also exclude the costs associated with any integration activities that may result from the Merger.

ALASKA AIR GROUP
Unaudited Pro Forma Condensed Combined Statement of Operations
Three Months Ended March 31, 2024

	As Reported		Pro Forma
(in millions, except statistical data)	Alaska	Hawaiian	Reclassification and Policy Adjustments	Other		Condensed Combined Pro Forma
Operating Revenue
Passenger revenue	$2,004	$583	$(2)	$—		$2,585
Mileage Plan other revenue	164	—	29	—		193
Cargo and other revenue	64	62	(27)	—		99
Total Operating Revenue	2,232	645	—	—		2,877
Wages and benefits	804	262	(5)	—	(a)	1,061
Variable incentive pay	44	—	5	—		49
Aircraft fuel, including hedging gains and losses	565	189	5	—		759
Aircraft maintenance	122	71	5	—		198
Aircraft rent	47	30	(6)	(9)		62
Landing fees and other rentals	165	43	4	—		212
Contracted services	97	—	32	—		129
Selling expenses	77	28	2	—		107
Depreciation and amortization	126	33	2	18		179
Food and beverage service	58	—	22	—		80
Third-party regional carrier expense	54	—	—	—		54
Other	205	46	19	—		270
Special items - operating	34	8	—	—		42
Aircraft and passenger servicing	—	45	(45)	—		—
Purchased services	—	38	(38)	—		—
Total Operating Expenses	2,398	793	2	9		3,202
Operating Income / (Loss)	(166)	(148)	(2)	(9)		(325)
Non-operating Income (Expense)	(12)	(4)	1	(3)	(b)	(18)
Income (Loss) Before Income Tax	(178)	(152)	(1)	(12)		(343)
Income tax expense / (benefit)	(46)	(15)	—	(3)	(c)	(64)
Net Income (Loss)	(132)	(137)	(1)	(9)		(279)

RPMs (000,000) "traffic"	12,524	4,073				16,597
ASMs (000,000) "capacity"	15,378	5,051				20,429
Load Factor	81.4%	80.6%				81.2%
RASM	14.51 ¢	12.78 ¢				14.08 ¢

	As Reported		Pro Forma
(in millions, except statistical data)	Alaska	Hawaiian	Reclassification and Policy Adjustments	Other	Condensed Combined Pro Forma
CASMex Reconciliation
Non-fuel operating expense	$1,833	$604	$(3)	$9	$2,443
Less the following components:
Freighter costs	15	—	7	—	22
Special items - operating	34	8	—	—	42
Total non-fuel operating expenses, excluding freighter costs and special items	$1,784	$596	$(10)	$9	$2,379
CASMex	11.60 ¢	11.82 ¢			11.65 ¢

Adjusted Pretax Income
Income before income tax	$(178)	$(152)	$(1)	$(12)	$(343)
Adjusted for:
Mark-to-market fuel hedge adjustment	(13)	(2)	—	—	(15)
Unrealized gain on foreign debt	—	(9)	—	—	(9)
Special items - operating	34	8	—	—	42
Special items - net non-operating	—	(5)	—	—	(5)
Adjusted income before income tax	$(157)	$(160)	$(1)	$(12)	$(330)

Pretax margin	(8.0)%	(23.6)%			(11.9)%
Adjusted pretax margin	(7.0)%	(24.8)%			(11.5)%

Adjusted Net Income
Net Income (Loss)	$(132)	$(137)	$(1)	$(9)	$(279)
Adjusted for:
Mark-to-market fuel hedge adjustments	(13)	(2)	—	—	(15)
Unrealized gain on foreign debt	—	(9)	—	—	(9)
Special items - operating	34	8	—	—	42
Special items - net non-operating	—	(5)	—	—	(5)
Income tax effect of reconciling items above	(5)	1	—	—	(4)
Adjusted Net Income (Loss)	$(116)	$(144)	$(1)	$(9)	$(270)

ALASKA AIR GROUP
Unaudited Pro Forma Condensed Combined Statement of Operations
Three Months Ended June 30, 2024

	As Reported		Pro Forma
(in millions, except statistical data)	Alaska	Hawaiian	Reclassification and Policy Adjustments	Other		Condensed Combined Pro Forma
Operating Revenue
Passenger revenue	$2,651	$666	$(2)	$—		$3,315
Mileage Plan other revenue	174	—	29	—		203
Cargo and other revenue	72	66	(27)	—		111
Total Operating Revenue	2,897	732	—	—		3,629
Wages and benefits	782	265	(5)	—	(a)	1,042
Variable incentive pay	49	—	5	—		54
Aircraft fuel, including hedging gains and losses	615	179	7	—		801
Aircraft maintenance	129	70	5	—		204
Aircraft rent	46	30	(6)	(9)		61
Landing fees and other rentals	173	45	4	—		222
Contracted services	106	—	33	—		139
Selling expenses	84	29	2	—		115
Depreciation and amortization	128	35	2	18		183
Food and beverage service	67	—	23	—		90
Third-party regional carrier expense	64	—	—	—		64
Other	186	41	19	—		246
Special items - operating	146	6	—	—		152
Aircraft and passenger servicing	—	48	(48)	—		—
Purchased services	—	39	(39)	—		—
Total Operating Expenses	2,575	787	2	9		3,373
Operating Income / (Loss)	322	(55)	(2)	(9)		256
Non-operating Income (Expense)	(6)	(12)	2	(3)	(b)	(19)
Income (Loss) Before Income Tax	316	(67)	—	(12)		237
Income tax expense / (benefit)	96	—	—	(3)	(c)	93
Net Income (Loss)	220	(67)	—	(9)		144

RPMs (000,000) "traffic"	15,309	4,519				19,828
ASMs (000,000) "capacity"	18,196	5,230				23,426
Load Factor	84.1%	86.4%				84.6%
RASM	15.92 ¢	13.99 ¢				15.49 ¢

	As Reported		Pro Forma
(in millions, except statistical data)	Alaska	Hawaiian	Reclassification and Policy Adjustments	Other	Condensed Combined Pro Forma
CASMex Reconciliation
Non-fuel operating expense	$1,960	$608	$(5)	$9	$2,572
Less the following components:
Freighter costs	13	—	10	—	23
Special items - operating	146	6	—	—	152
Total non-fuel operating expenses, excluding freighter costs and special items	$1,801	$602	$(15)	$9	$2,397
CASMex	9.89 ¢	11.50 ¢			10.23 ¢

Adjusted Pretax Income
Income before income tax	$316	$(67)	$—	$(12)	$237
Adjusted for:
Mark-to-market fuel hedge adjustment	(5)	—	—	—	(5)
Unrealized gain on foreign debt	—	(7)	—	—	(7)
Special items - operating	146	6	—	—	152
Special items - net non-operating	—	(3)	—	—	(3)
Adjusted income before income tax	$457	$(71)	$—	$(12)	$374

Pretax margin	10.9%	(9.2)%			6.5%
Adjusted pretax margin	15.8%	(9.7)%			10.4%

Adjusted Net Income
Net Income (Loss)	$220	$(67)	$—	$(9)	$144
Adjusted for:
Mark-to-market fuel hedge adjustments	(5)	—	—	—	(5)
Unrealized gain on foreign debt	—	(7)	—	—	(7)
Special items - operating	146	6	—	—	152
Special items - net non-operating	—	(3)	—	—	(3)
Income tax effect of reconciling items above	(34)	—	—	—	(34)
Adjusted Net Income (Loss)	$327	$(71)	$—	$(9)	$247

ALASKA AIR GROUP
Unaudited Pro Forma Condensed Combined Statement of Operations
Three Months Ended September 30, 2024

	As Reported		Pro Forma
(in millions, except statistical data)	Alaska	Hawaiian	Reclassification and Policy Adjustments	Other		Condensed Combined Pro Forma
Operating Revenue
Passenger revenue	$2,821	$604	$(1)	$—		$3,424
Mileage Plan other revenue	171	—	26	—		197
Cargo and other revenue	80	63	(25)	—		118
Total Operating Revenue	3,072	667	—	—		3,739
Wages and benefits	883	220	(4)	—	(a)	1,099
Variable incentive pay	104	—	4	—		108
Aircraft fuel, including hedging gains and losses	624	153	6	—		783
Aircraft maintenance	140	67	6	—		213
Aircraft rent	49	27	(6)	(6)		64
Landing fees and other rentals	194	44	2	—		240
Contracted services	108	—	30	—		138
Selling expenses	82	28	1	—		111
Depreciation and amortization	139	31	2	15		187
Food and beverage service	69	—	23	—		92
Third-party regional carrier expense	63	—	—	—		63
Other	202	40	15	—		257
Special items - operating	74	4	—	—		78
Aircraft and passenger servicing	—	45	(45)	—		—
Purchased services	—	35	(35)	—		—
Total Operating Expenses	2,731	694	(1)	9		3,433
Operating Income / (Loss)	341	(27)	1	(9)		306
Non-operating Income (Expense)	(13)	(38)	2	(2)	(b)	(51)
Income (Loss) Before Income Tax	328	(65)	3	(11)		255
Income tax expense / (benefit)	92	—	—	(3)	(c)	89
Net Income (Loss)	236	(65)	3	(8)		166

RPMs (000,000) "traffic"	16,970	4,103				21,073
ASMs (000,000) "capacity"	19,847	4,760				24,607
Load Factor	85.5%	86.2%				85.6%
RASM	15.48 ¢	14.00 ¢				15.19 ¢

	As Reported		Pro Forma
(in millions, except statistical data)	Alaska	Hawaiian	Reclassification and Policy Adjustments	Other	Condensed Combined Pro Forma
CASMex Reconciliation
Non-fuel operating expense	$2,107	$541	$(7)	$9	$2,650
Less the following components:
Freighter costs	17	—	12	—	29
Special items - operating	74	3	—	—	77
Total non-fuel operating expenses, excluding freighter costs and special items	$2,016	$538	$(19)	$9	$2,544
CASMex	10.16 ¢	11.29 ¢			10.34 ¢

Adjusted Pretax Income
Income before income tax	$328	$(65)	$3	$(11)	$255
Adjusted for:
Mark-to-market fuel hedge adjustment	(4)	—	—	—	(4)
Unrealized (gain)/loss on foreign debt	—	13	—	—	13
Special items - operating	74	4	—	—	78
Special items - net non-operating	1	—	—	—	1
Adjusted income before income tax	$399	$(48)	$3	$(11)	$343

Pretax margin	10.7%	(9.7)%			6.8%
Adjusted pretax margin	13.0%	(7.2)%			9.2%

Adjusted Net Income
Net Income (Loss)	$236	$(65)	$3	$(8)	$166
Adjusted for:
Mark-to-market fuel hedge adjustments	(4)	—	—	—	(4)
Unrealized (gain)/loss on foreign debt	—	13	—	—	13
Special items - operating	74	4	—	—	78
Special items - net non-operating	1	—	—	—	1
Income tax effect of reconciling items above	(18)	—	—	—	(18)
Adjusted Net Income (Loss)	$289	$(48)	$3	$(8)	$236

ALASKA AIR GROUP
Unaudited Pro Forma Condensed Combined Statement of Operations
Twelve Months Ended December 31, 2024

	As Reported		Pro Forma
(in millions, except statistical data)	Alaska	Hawaiian	Reclassification and Policy Adjustments	Other		Condensed Combined Pro Forma
Operating Revenue
Passenger revenue	$10,654	$1,853	$(5)	$—		$12,502
Mileage Plan other revenue	733	—	84	—		817
Cargo and other revenue	348	191	(79)	—		460
Total Operating Revenue	11,735	2,044	—	—		13,779
Wages and benefits	3,588	747	(14)	—	(a)	4,321
Variable incentive pay	358	—	14	—		372
Aircraft fuel, including hedging gains and losses	2,506	521	18	—		3,045
Aircraft maintenance	620	208	16	—		844
Aircraft rent	207	87	(18)	(24)		252
Landing fees and other rentals	781	132	10	—		923
Contracted services	444	—	95	—		539
Selling expenses	349	85	5	—		439
Depreciation and amortization	583	99	6	51		739
Food and beverage service	287	—	68	—		355
Third-party regional carrier expense	243	—	—	—		243
Other	854	127	53	—		1,034
Special items - operating	345	18	—	—		363
Aircraft and passenger servicing	—	138	(138)	—		—
Purchased services	—	112	(112)	—		—
Total Operating Expenses	11,165	2,274	3	27		13,469
Operating Income / (Loss)	570	(230)	(3)	(27)		310
Non-operating Income (Expense)	(25)	(54)	5	(8)	(b)	(82)
Income (Loss) Before Income Tax	545	(284)	2	(35)		228
Income tax expense / (benefit)	150	(15)	—	(9)	(c)	126
Net Income (Loss)	395	(269)	2	(26)		102

RPMs (000,000) "traffic"	63,871	12,695				76,566
ASMs (000,000) "capacity"	76,167	15,041				91,208
Load Factor	83.9%	84.4%				83.9%
RASM	15.41 ¢	13.58 ¢				15.11 ¢

	As Reported		Pro Forma
(in millions, except statistical data)	Alaska	Hawaiian	Reclassification and Policy Adjustments	Other	Condensed Combined Pro Forma
CASMex Reconciliation
Non-fuel operating expense	$8,659	$1,753	$(15)	$27	$10,424
Less the following components:
Freighter costs	84	—	27	—	111
Special items - operating	345	18	—	—	363
Total non-fuel operating expenses, excluding freighter costs and special items	$8,230	$1,735	$(42)	$27	$9,950
CASMex	10.80 ¢	11.54 ¢			10.91 ¢

Adjusted Pretax Income
Income before income tax	$545	$(284)	$2	$(35)	$228
Adjusted for:
Mark-to-market fuel hedge adjustment	(28)	(2)	—	—	(30)
Unrealized (gain)/loss on foreign debt	(10)	(3)	—	—	(13)
Special items - operating	345	18	—	—	363
Special items - net non-operating	(16)	(8)	—	—	(24)
Adjusted income before income tax	$836	$(279)	$2	$(35)	$524

Pretax margin	4.6%	(13.9)%			1.7%
Adjusted pretax margin	7.1%	(13.6)%			3.8%

Adjusted Net Income
Net Income (Loss)	$395	$(269)	$2	$(26)	$102
Adjusted for:
Mark-to-market fuel hedge adjustments	(28)	(2)	—	—	(30)
Unrealized (gain)/loss on foreign debt	(10)	(3)	—	—	(13)
Special items - operating	345	18	—	—	363
Special items - net non-operating	(16)	(8)	—	—	(24)
Income tax effect of reconciling items above	(61)	1	—	—	(60)
Adjusted Net Income (Loss)	$625	$(263)	$2	$(26)	$338

Notes for the Pro Forma Adjustments
(a)Adjustments to non-fuel operating expense includes impacts of purchase accounting and related depreciation and amortization.
(b)To eliminate the historical amortization of debt fees and discount and to record the impact for interest expense related to the fair value adjustment of debt.
(c)To recognize the income tax impacts of other adjustments.